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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) April 12, 2005


                              ACE SECURITIES CORP.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           Delaware                                   333-119047                                     56-2088493
------------------------------                 ------------------------                      ---------------------------
 (STATE OR OTHER JURISDICTION                        (COMMISSION                                  (I.R.S. EMPLOYER
      OF INCORPORATION)                              FILE NUMBER)                                IDENTIFICATION NO.)

6525 Morrison Blvd.,
Suite 318
Charlotte, North
Carolina                                                                                                28211
------------------------------                                                               ---------------------------
    (ADDRESS OF PRINCIPAL                                                                            (ZIP CODE)
      EXECUTIVE OFFICES)
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Registrant's telephone number, including area code, is (704) 365-0569.


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

Item 8.01.        Other Events.
                  ------------

Description of the Mortgage Pool

                  On or about April 28, 2005, the Registrant will cause the issuance and sale of approximately $1,085,351,000 initial principal amount of ACE Securities Corp. Home Equity Loan Trust, Series 2005-HE3 Asset Backed Pass-Through Certificates (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of April 1, 2005, between the Registrant as depositor, Wells Fargo Bank, National Association as master servicer and securities administrator, Ocwen Federal Bank FSB as servicer, and HSBC Bank USA, National Association as trustee.

Computational Materials

                  Deutsche Bank Securities Inc. (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials ("Computational Materials") in written form, which are in the nature of data tables.

                  The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

                  The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement.

Item 9.01.        Financial Statements, PRO FORMA Financial Information and
                  Exhibits
                  ---------------------------------------------------------

                  (a) Financial Statements.
                      --------------------

                      Not applicable.

                  (b) PRO FORMA Financial Information.
                      -------------------------------

                      Not applicable.

                  (c) Exhibits
                      --------



                                      ITEM 601(A) OF
                                      REGULATION S-K
      EXHIBIT NO.                      EXHIBIT NO.                            DESCRIPTION
      -----------                      -----------                            -----------
           1                               99.1                   Computational Materials (as defined in
                                                                  Item 8.01) that have been provided by the
                                                                  Underwriter to certain prospective
                                                                  purchasers of ACE Securities Corp. Home
                                                                  Equity Loan Trust, Series 2005-HE3. The
                                                                  Computational Materials have been filed
                                                                  on paper pursuant to a continuing
                                                                  hardship exemption from certain
                                                                  electronic requirements.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 13, 2005

                                                     ACE SECURITIES CORP.


                                                     By: /s/ Doris J. Hearn
                                                         -----------------------
                                                     Name:   Doris J. Hearn
                                                     Title:  Vice President


                                                     By: /s/ Evelyn Echevarria
                                                        ------------------------
                                                     Name:   Evelyn Echevarria
                                                     Title:  Vice President

                                  EXHIBIT INDEX



                             Item 601(a) of                 Sequentially
                             Regulation S-K                 Numbered
Exhibit Number               Exhibit No.                    Description                         Page
--------------               -----------                    -----------                         ----
1                            99.1                           Computational Materials (as         6
                                                            defined in Item 8.01) that
                                                            have been provided by the
                                                            Underwriter to certain
                                                            prospective purchasers of ACE
                                                            Securities Corp. Home Equity
                                                            Loan Trust, Series 2005-HE3.
                                                            The Computational Materials
                                                            have been filed on paper
                                                            pursuant to a continuing
                                                            hardship exemption from
                                                            certain electronic
                                                            requirements.